SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 30, 2004

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Illinois	1-15659	74-2928353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800

Houston, Texas 77002

(Address of principal executive offices including Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As more fully discussed in Item 2.01 below, on September 30, 2004, Dynegy Inc. (“Dynegy” or the “Company”) completed the sale (the “Sale”) to Ameren Corporation (“Ameren”) of all of the outstanding common and preferred stock of Illinois-based utility Illinois Power Company (“Illinois Power”) owned by Illinova Corporation, a Dynegy subsidiary (“Illinova”), and Dynegy’s 20 percent minority interest in the Joppa power generation facility in Joppa, Illinois in exchange for a purchase price of $2.3 billion.

In connection with the Sale, on September 30, 2004, Dynegy Power Marketing, Inc., a Dynegy subsidiary (“DPM”), and Illinois Power entered into a power purchase agreement under which DPM has agreed to sell up to 2,800 MW of generating capacity and up to 11.5 million MWh of energy to Illinois Power at fixed prices for two years beginning in January 2005. DPM has also agreed to sell 300 MW of capacity in 2005 and 150 MW of capacity in 2006 to Illinois Power at a fixed price with an option to purchase energy at market-based prices. Dynegy intends to file this definitive material agreement as an exhibit to its quarterly report on Form 10-Q for the period ended September 30, 2004.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 30, 2004, Dynegy completed the sale to Ameren of all of the outstanding common and preferred stock of Illinois Power owned by Illinova, and Dynegy’s 20 percent minority interest in the Joppa power generation facility in Joppa, Illinois in exchange for a purchase price of $2.3 billion.

The $2.3 billion purchase price included:

•	the assumption by Ameren of $1.8 billion of Illinois Power’s debt and preferred stock obligations;

•	$375 million of cash, subject to working capital adjustments; and

•	the deposit by Ameren of $100 million into an escrow account, with the funds to be released to Dynegy on the sooner of (i) December 31, 2010, (ii) the date on which the senior unsecured debt of Dynegy Holdings Inc., a Dynegy subsidiary, achieves an investment grade rating from Standard & Poor’s or Moody’s Investor Services, Inc. or (iii) the occurrence of specified events relating to contingent environmental liabilities associated with Illinois Power’s former generating facilities. During the time that these funds remain in escrow, Dynegy will receive quarterly payments equivalent to the net income and gain earned on such funds.

Dynegy’s 2004 guidance estimates, last updated on July 28, 2004, assumed that the Sale would close as of December 31, 2004. The Company is evaluating its 2004 guidance estimates in light of the earlier than forecasted closing of the Sale, as well as other matters relating to its anticipated financial performance for 2004. The Company expects to update 2004 guidance on October 28th when it announces its financial results for the third quarter 2004.

A copy of Dynegy’s October 1st press release announcing the Sale is attached hereto as exhibit 99.1 and is incorporated herein by this reference. In addition, this current report on Form 8-K and the October 1st press release contain statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in the press release.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired: Not applicable

(b) Pro Forma Financial Information: Unaudited pro forma condensed consolidated financial statements of Dynegy are attached hereto as Exhibit 99.2 and are incorporated herein by this reference. On September 22, 2004, Dynegy issued a press release and filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Prior Report”) announcing that the previously issued financial statements contained in Dynegy’s 2003 Form 10-K and first and second quarter 2004 Form 10-Qs should not be relied upon because of errors in those financial statements and that those financial statements would be restated to reflect the necessary accounting adjustments. These restatements relate to, as discussed in further detail in the Prior Report, Dynegy’s (i) previously disclosed goodwill impairment charge associated with the then pending Sale and (ii) deferred income tax accounts. Consequently, the attached unaudited pro forma condensed consolidated financial statements, which are derived from the Dynegy financial statements contained in the periodic reports to be amended, should also not be relied upon because of the errors described in the Prior Report. Dynegy intends to file an amendment to this Current Report on Form 8-K, concurrently with the filing of the amendments to the Form 10-K and Form 10-Qs, attaching as an exhibit unaudited pro forma condensed consolidated financial statements of Dynegy which will reflect the adjustments recorded to correct these errors and which may be relied upon. Dynegy expects to make these filings prior to filing its third quarter 2004 Form 10-Q in November 2004.

(c) Exhibits:

Exhibit No.	Document

2.1	Purchase Agreement dated February 2, 2004 among Dynegy Inc., Illinova Corporation, Illinova Generating Company and Ameren Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Dynegy Inc. filed on February 4, 2004, File No. 1-15659).

2.2	Amendment No. 1 to Stock Purchase Agreement dated March 23, 2004 among Dynegy Inc., Illinova Corporation, Illinova Generating Company and Ameren Corporation (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K of Dynegy Inc. filed on March 25, 2004, File No. 1-15659).

*99.1	Press Release dated October 1, 2004.

+*99.2	Unaudited pro forma condensed consolidated financial statements of Dynegy Inc.

*	Filed herewith.
+	These unaudited pro forma condensed consolidated financial statements should not be relied upon due to the pending restatements described in Item 9.01 above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: October 6, 2004	By:	/s/ CAROL F. GRAEBNER
	Name:	Carol F. Graebner
	Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Document

2.1	Purchase Agreement dated February 2, 2004 among Dynegy Inc., Illinova Corporation, Illinova Generating Company and Ameren Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Dynegy Inc. filed on February 4, 2004, File No. 1-15659).

2.2	Amendment No. 1 to Stock Purchase Agreement dated March 23, 2004 among Dynegy Inc., Illinova Corporation, Illinova Generating Company and Ameren Corporation (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K of Dynegy Inc. filed on March 25, 2004, File No. 1-15659).

*99.1	Press Release dated October 1, 2004.

+*99.2	Unaudited pro forma condensed consolidated financial statements of Dynegy Inc.

*	Filed herewith.
+	These unaudited pro forma condensed consolidated financial statements should not be relied upon due to the pending restatements described in Item 9.01 above.